EXHIBIT 10.18
VirtualScopics, LLC
350 Linden Oaks
Rochester, New York
14625

November 5, 2005

Robert Klimasewski
19 Junction Road
Honeoye Falls, NY 14472

Dear Robert Klimasewski:

Pursuant to the terms and conditions of the company's stock option Plan (to be approved by Company's Board of Directors), you have been granted a Non-Qualified Stock Option to purchase 350,000 shares (the 'Option') of stock as outlined below.

Granted To:	Robert Klimasewski

Grant Date:	November 5, 2005

Options Granted:	350,000
Option Price per Share:	$2.5000	Total Cost to Exercise:$875,000.0000

Expiration Date:	November 5, 2015

Vesting Schedule:	87,500 on 11/05/2006 87,500 on 11/05/2007 87,500 on 11/05/2008 87,500 on 11/05/2009

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan (when finalized) and agree to conform to all of the terms and conditions of the Option and the Plan.

Signature:	/s/ Robert Klimasewski	Date: November 5, 2005
Robert Klimasewski

Employer Authorized Signature:	/s/ Warren Bagatelle	Date: November 5, 2005
Warren Bagatelle

VirtualScopics, LLC
350 Linden Oaks
Rochester, New York
14625

November 5, 2005

Robert Klimasewski
19 Junction Road
Honeoye Falls, NY 14472

Dear Robert Klimasewski:

Pursuant to the terms and conditions of the company's stock option Plan (to be approved by the Company's Board of Directors), you have been granted a Non-Qualified Stock Option to purchase 350,000 shares (the 'Option') of stock as outlined below.

Granted To:	Robert Klimasewski

Grant Date:	November 5, 2005

Options Granted:	350,000
Option Price per Share:	$2.5000	Total Cost to Exercise:$875,000.0000

Expiration Date:	November 5, 2015

Vesting Schedule:	Special Vesting

	87,500 on 11/05/2007 87,500 on 11/05/2008 87,500 on 11/05/2009 87,500 on 11/05/2010

This option grant is in full force and effect should optionee be required by the Board of Directors to participate in the Active Management of VirtualScopics beyond November 1, 2006. Active Management is defined as at least 25 hours per week.

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan (when finalized) and agree to conform to all of the terms and conditions of the Option and the Plan.

Signature:	/s/ Robert Klimasewski	Date: November 5, 2005
Robert Klimasewski

Employer Authorized Signature:	/s/ Warren Bagatelle	Date: November 5, 2005
Warren Bagatelle